UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K/A

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2002

			AMERICAN IR TECHNOLOGIES, INC.
         (Exact name of Registrant as specified in charter)


         Nevada                       0-31663          88-0440536
(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)               File Number)      Identification)


330 E. Warm Spring Rd		              		89119
 (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (702) 215-6723

			NOT APPLICABLE
	(Former name or former address, if changed since last report)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Information required by Item 304 (a)(1) of Regulation S-K


On October 30, 2002, American IR Technologies, Inc. (the Company) determined to change the Company's independent accountants, and, accordingly, dismissed the engagement with Stark, Winter & Associates, LLC, in that role and retained CFO Advantage, Inc. as its independent accountants for the fiscal year ending December 31, 2002. None of the reports of Stark, Winter & Associates on the financial statements of American IR Technologies, Inc. contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor have there been at any time, disagreements between American IR
Technologies, Inc. and Stark, Winter & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Audit Committee and the Board of Directors of the Company approved the decision to change independent accountants.

During the period of March 1, 2001 through October 30, 2002, there were no disagreements with Stark, Winter & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Stark, Winter & Associates, LLC satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

(b) Information required by Item 304(a)(2) of Regulation S-K

Effective October 30, 2002, the Company has engaged CFO Advantage, Inc.
as its independent accountants for the fiscal year ended December 31, 2002. During the most recent two fiscal years and during the subsequent interim period ending October 30, 2002, neither the Company nor anyone engaged on its behalf has consulted with CFO Advantage, Inc. regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished Stark, Winter & Associates, LLC with a copy of the disclosures under this Item 4 and has requested that Stark, Winter & Associates,LLC provide a letter addressed to the SEC stating whether or not they agree with the above statements. As of the date of this Form 8-K, Stark, Winter & Associates, LLC has declined to provide such letter. While the Company has not received such letter, the Company is unaware of any disagreements or reportable events, which would contradict this filing.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date:  November 25, 2002

                              AMERICAN IR TECHNOLOGIES, INC.


                              By:

			      /s/Ronald A. Ryan
                              -------------------
                              Ronald A. Ryan, President